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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           SCHEDULE 14C INFORMATION

                             Information Statement
       Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

|X|  Preliminary information statement

|_| Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|_|  Definitive information statement


                       INTERNETFINANCIALCORP.COM, INC.
               (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: Not applicable

(2) Aggregate number of securities to which transaction applies: Not applicable

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable

(4)  Proposed maximum aggregate value of transaction: Not applicable

(5)  Total fee paid: Not applicable

|_|   Fee paid previously with preliminary materials: Not applicable

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid: Not applicable
(2)  Form Schedule or Registration Statement No.: Not applicable
(3)  Filing Party: Not applicable
(4)  Date Filed: Not applicable


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                       INTERNETFINANCIALCORP.COM, INC.

                  NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                       INTERNETFINANCIALCORP.COM, INC.

                          Dated as of May 11, 2001


To the Stockholders of INTERNETFINANCIALCORP.COM, INC.:

     Pursuant to the provisions of the Nevada Business Corporation Act, the undersigned, being the Secretary of INTERNETFINANCIALCORP.COM, INC., provides that Notice is hereby given that the special meeting (the "Meeting") of the stockholders of INTERNETFINANCIALCORP.COM, INC. (hereinafter referred to as "IFAN" and/or the "Company"), a Nevada corporation, will be held at the Law Offices of Thomas F. Pierson, 1004 Depot Hill Rd. Suite 1E, Denver, Colorado. The actions taken by the holders of a majority of the outstanding common stock will become effective June 4, 2001 or, twenty-seven (27) days from the date hereof.

The purpose of this meeting is to consider, discuss, vote and act upon the following:

- restating and amending the Company's Articles of Incorporation in order to change its name from INTERNETFINANCIALCORP.COM, INC., to "APO Health, Inc."; and

- effecting a 1-for-6 (1:6) reverse stock split in the outstanding shares of IFAN common stock, par value $0.001 per share; and

- approval of the merger transaction in which APO shareholders will receive sixteen million, six hundred thousand post reverse split shares of IFAN.

     Certain officers, directors and affiliates of the Company own in excess of 44.09% of the Voting Shares of the Company and have advised the Company that they intend to vote in favor of the Proposals. Further, the Company has been contacted by additional shareholders who own in excess of 10% of the Voting Shares of the Company and they have advised the Company that they intend to vote in favor of the Proposals. Consequently, the Company reasonably believes that the Proposals set forth herein will likely be approved at the Meeting.

     The Board of Directors of the Company believes that the Proposal is in the best interest of IFAN stockholders and recommends its adoption.

     If there are any questions or further information is required with respect to the Proposals, please contact, Thomas F. Pierson, Esq., 1004 Depot Hill Rd. Suite 1E, Denver, Colorado 80020, 303-404-9904.

By order of the Board of Directors,


                                 /s/-Julie May
                                ---------------
                                Secretary
May 10, 2001
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                             INFORMATION STATEMENT

                        SPECIAL MEETING OF STOCKHOLDERS
                            To be held June 1, 2001

                        INTERNETFINANCIALCORP.COM, INC.

                                 May 10, 2001

GENERAL INFORMATION

     This Information Statement is furnished in connection with a Special Meeting of Stockholders called by the Board of Directors (the "Board") of INTERNETFINANCIALCORP.COM, INC., ("IFAN"), to be held at the Law Offices of Thomas F. Pierson, 1004 Depot Hill Road, Suite 1E, Denver, Colorado 80020 at 10:00 a.m. local time on June 1, 2001, and at any and all postponements, continuations or adjournments thereof (collectively the "Meeting"). This Information Statement and the accompanying Notice of Special Meeting will be first mailed or given to IFAN's stockholders on ___________, 2001.

     All shares of IFAN's common stock, par value $0.001 per share (the "Common Stock"), represented in person will be eligible to be voted at the Meeting.

                        WE ARE NOT ASKING FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ITEM 1.  DATE, TIME AND PLACE INFORMATION

     The enclosed information statement is provided by the Board of IFAN for use at the Special Meeting of Stockholders to be held at Law Offices of Thomas
F. Pierson, 1004 Depot Hill Road, Suite 1E, Denver, Colorado 80020 at 10:00 a.m. local time on June 1, 2001, and at any adjournment or adjournments thereof.

BACKGROUND INFORMATION

     A Reorganization Agreement (the "Agreement") was executed on May 9, 2001 by and among IFAN and APO Health, Inc. a New York corporation ("APO"), and certain stockholders of APO Health, Inc. representing approximately 90% of the outstanding shares of the common stock, par value $0.001 per share (the "Common Stock") of APO Health, Inc. At the closing of the transactions contemplated by the Agreement, the current stockholders of IFAN will own less than 20% of the outstanding shares of Common Stock of IFAN and IFAN will own 100% of the existing business of APO and all of the beneficial interests of APO. APO is a supplier of disposable medical, dental and veterinary supplies and certain proprietary products.

     The respective boards of directors of IFAN and APO deem it desirable and in the best interests of their respective corporations to acquire the outstanding capital stock of APO in accordance with the terms of the Agreement (the "Transaction"). Under Nevada corporate law and the Articles of Incorporation and Bylaws of IFAN, no vote of the stockholders of IFAN is required to consummate the Transaction. However, three conditions to completion of the Agreement require the approval of IFAN's stockholders and are described in the Proposal. Provided the Proposal is approved at the Meeting, the Transaction is expected to close within one week of the Meeting.

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                                  PROPOSAL

                   AMENDMENT TO ARTICLES OF INCORPORATION

     The Board of Directors has unanimously approved, and recommends for stockholder approval, the restatement and amendment of the Company's Articles of Incorporation as follows:

- restating and amending IFAN's Articles of Incorporation in order to change its name from INTERNETFINANCIALCORP.COM, INC. to "APO Health, Inc.", and

- effecting a 1-for-6 (1:6) reverse stock split in the outstanding shares of IFAN Common Stock.

- approval of the merger transaction in which APO shareholders will receive sixteen million, six hundred thousand post reverse split shares of IFAN.

The restatement and amendment is required to effect the Transaction.

ITEM 2.  REVOCABILITY OF PROXY

     Not Applicable.

ITEM 3.  DISSENTERS' RIGHT OF APPRAISAL

     Not Applicable.

ITEM 4.  PERSONS MAKING THE SOLICITATION

     The enclosed information statement is distributed by the Board of Directors (the "Board of Directors") of IFAN. The cost of distribution will be borne by the Company. In addition to the distribution by mail, officers and employees of the Company may distribute in person. The Company may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending the information statement to the beneficial owners.

ITEM 5.  INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     Not Applicable.

ITEM 6.  VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Stockholders of record at the close of business on May 9, 2001 (the "Record Date"), will be entitled to vote at the meeting or any adjournment or adjournments thereof. On that date, the Company had outstanding 15,026,000 shares of Common Stock entitled to one (1) vote per share (the "Voting Shares"). The affirmative vote of the holders of a majority of the Company's Voting Shares is required to approve the Proposal.

     The presence of the holders of a majority of the issued and outstanding Voting Shares voting as a single class, entitled to vote at the Meeting is necessary to constitute a quorum for the transaction of business at the Meeting.

     The following table sets forth certain information regarding beneficial ownership of Common Stock as of May 9, 2001, by (i) each person known by the Company to own beneficially more than 5%

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of the outstanding Common Stock, (ii) each director, and (iii) all executive
officers and directors as a group.   Each person has sole voting and sole
investment or dispositive power with respect to the shares shown except as noted.

                                       Number of         Percentage of
Name and Address                       Shares Owned      Shares Outstanding
______________________________________________________________________________
Donna Harper                            6,625,000             44.09%
7170 East McDonald Drive, Suite 4
Scottsdale, Arizona
USA 85253

All directors and executive officers
  as a group (3 persons)                Less than 1%        Less than 1%


_______________________________

(1)      Member of the Board of Directors of the Company.
(2)      Executive Officer of the Company.

ITEM 7.   DIRECTORS AND EXECUTIVE OFFICERS

     Not applicable.

ITEM 8.   COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     Not applicable.

ITEM 9.   INDEPENDENT PUBLIC ACCOUNTANTS

     Not applicable.

ITEM 10. COMPENSATION PLANS

     Not applicable.

ITEM 11. AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

     Not applicable.

ITEM 12.  MODIFICATION OR EXCHANGE OF SECURITIES

     No action is to be taken by IFAN with respect to the modification of any class of securities of the Company, or the issuance or authorization for issuance of securities of the Company in exchange for outstanding securities of the Company.

ITEM 13.  FINANCIAL AND OTHER INFORMATION

     Not applicable.
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ITEM 22.  INFORMATION REQUIRED IN INVESTMENT COMPANY PROXY STATEMENT

     Not applicable.



        THIS INFORMATION STATEMENT IS PROVIDED TO YOU FOR INFORMATION PURPOSES ONLY. NO ACTION ON YOUR PART IS SOUGHT OR REQUIRED.